FOURTH MODIFICATION OF CREDIT AGREEMENT
                                AND CONSENT

      THIS FOURTH MODIFICATION OF CREDIT AGREEMENT AND CONSENT (this "Modification Agreement") is entered into as of August 12, 1999, by and between AMRESCO, INC., a Delaware corporation ("Borrower"), and BANK OF AMERICA, N.A., formerly NationsBank, N.A., a national banking association, as Administrative Agent ("Administrative Agent"), for and on behalf of the Lenders (defined below).

                           W I T N E S S E T H:

      WHEREAS, reference is made to the credit facilities made pursuant to and governed by that certain Credit Agreement (as amended, the "Credit Agreement") dated as of August 12, 1998, executed by and among Borrower, Administrative Agent, Credit Suisse First Boston, as Syndication Agent, and the financial institutions, funds and other entities from time to time designated as "Lenders" therein (the "Lenders"), as amended by (i) First Modification of Credit Agreement (the "First Modification") dated as of September 17, 1998, (ii) Second Modification of Credit Agreement (the "Second Modification") dated as of November 30, 1998, and (iii) Third Modification of Credit Agreement and Consent (the "Third Modification") dated as of February 28, 1999 (each capitalized term used but not otherwise defined herein shall be defined as set forth in the Credit Agreement); and

      WHEREAS, Borrower has requested certain consents and modifications to the Credit Agreement, and Borrower desires to increase the Revolving Commitment by $30,000,000.00, to a total of $532,500,000.00, pursuant to
Section 2.1(d)(l) of the Credit Agreement; and

      WHEREAS, the Lenders, acting through Administrative Agent pursuant to the Credit Agreement, have agreed to the requested modifications, subject to and upon the terms and conditions contained herein.

      NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, that, for and in consideration of the terms and conditions contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Administrative Agent, for and on behalf of the Lenders, and Borrower hereby agree as follows:

      1. Revolving Commitment Increase. Effective as of August 18, 1999, after giving effect to the full payment and termination of the Short Term Revolving Facility and the increase in the Revolving Commitment pursuant to
Section 2.1(b)(1) of the Credit Agreement, the Revolving Commitment (which now consists solely of the Long Term Revolving Facility), will be $532,500,000.00, and the respective Revolving Loan Commitment Amounts and Revolving Loan Percentages of the Revolving Lenders will be as set forth on the replacement Schedule I to the Credit Agreement which is attached hereto as Exhibit A and incorporated herein by reference for all purposes. The
Schedule I attached as Exhibit A shall for all purposes be the Schedule I to the Credit Agreement from and after August 18, 1999, unless and until further supplemented, modified or replaced in accordance with the Credit Agreement. As of August 18, 1999 (i) the outstanding Advances under the Notes shall be reallocated to correspond with the revised Revolving Loan Percentages of the Revolving Lenders as reflected in the new Schedule I, and (ii) Borrower will execute and deliver new Notes to those Revolving Lenders whose Revolving Loan Commitment Amounts have increased in the new amount of each such Revolving Lender's revised Revolving Loan Commitment Amount.

      2. Limitation on Commitment Increases. Notwithstanding anything to the contrary in the Credit Agreement or any other Loan Document, in no event shall the aggregate of the Revolving Commitment and the Term Facility exceed $775,000,000. Accordingly, the references to an increased facility in an amount up to $900,000,000 in Preliminary Statement II and in
Section 2.1(d) of the Credit Agreement, and all other such references in the Loan Documents, shall be amended to reflect the maximum amount of $775,000,000, any such subsequent increase remaining subject to all terms and conditions of the Credit Agreement.

      3. Limitation on Letter of Credit Facility. In addition to all other limitations on and conditions to the issuance of Letters of Credit, the Letter of Credit Exposure shall not at any time exceed $60,000,000. Accordingly, Section 2.1(b)(ii)(B) is hereby amended to read as follows:

     "(B) The Letter of Credit Exposure shall not exceed the lesser of
     (1)  $60,000,000  or (2) fifteen percent (15%) of  the  Revolving
     Commitment.."

      4. Asset Coverage. In order to provide borrowing availability for 100% of Borrower's cash securing the Credit Facilities:

           (a) The definition of Asset Coverage Ratio (as defined in the Third Modification and incorporated into the Credit Agreement) is amended to read as follows:

          "Asset Coverage Ratio means the ratio of the Asset Coverage Values to the aggregate outstanding balance of the Revolving Credit Facility (including Swingline Advances and Competitive Bid Loans), the Term Facility and the Letter of Credit Exposure, less the amount of "Cash and Equivalents" shown in the "Pledged Assets" column on the monthly report delivered pursuant to
          Section 7.1(f)."

          ; and

           (b) Schedule IV of the Credit Agreement, setting forth the schedule for determination of the Asset Coverage Requirement, is hereby modified, restated and replaced in its entirety by the Schedule IV attached hereto as Exhibit C.

      5. Pricing. (a) To modify the adjustments to the Applicable Rate that are based on the ratio of retained interests in securitizations to aggregate asset value for purpose of determining the Asset Coverage Requirement, the definition of Asset Coverage Values is amended to read in its entirety as follows:

          "Asset Coverage Values at any time of determination means an amount equal to the aggregate asset values obtained after applying approved advance rates to certain of Borrower's net assets (on a consolidated basis and adjusting for liens other than Lenders' Liens but excluding all assets of Excluded Subsidiaries and any Foreign Subsidiary or which are located outside the United States), as shown on, and using the advance rates shown on, Schedule IV attached hereto, as such schedule may be changed from time to time by Borrower and Administrative Agent (except that changes to the advance rates applied shall be approved by Required Lenders and the addition of new asset categories shall be subject to a veto of Required Lenders as set forth in Schedule IV); provided, however, that (i) if and to the extent that the value of retained interests in securitizations (including without limitation interest only strips, residuals and other similar items) is equal to or greater than thirty percent (30%), but less than or equal to thirty-five percent (35%), of the aggregate asset values used in determining the Asset Coverage Requirement, and any such excess value is a necessary component of the Asset Coverage Requirement to support the aggregate outstanding principal balances of the Credit Facilities and the Letter of Credit Exposure (less "Cash and Equivalents" securing the Credit Facilities in the amount shown in the "Pledged Assets" column on the monthly report delivered pursuant to
     Section 7.1(f)), then, notwithstanding anything to the contrary in this Agreement or the other Loan Documents, the Applicable Rate shall automatically be increased by one quarter of one percent (.25%), and (ii) if and to the extent that the value of retained interests in securitizations (including without limitation interest only strips, residuals and other similar items) is greater than thirty-five percent (35%) of the aggregate asset values used in determining the Asset Coverage Requirement, and any such excess value is a necessary component of the Asset Coverage Requirement to support the aggregate outstanding principal balances of the Credit Facilities and the Letter of Credit Exposure (less "Cash and Equivalents" securing the Credit Facilities in the amount shown in the "Pledged Assets" column on the monthly report delivered pursuant to Section 7.1(f)), then, notwithstanding anything to the contrary in this Agreement or the other Loan Documents, the Applicable Rate shall automatically be increased by an additional one quarter of one percent (.25%) (for a total increase of one-half of one percent (.50%)), in each case such adjustment to remain in effect until such time as the monthly report calculating the Asset Coverage Requirement delivered pursuant to Section 7.1(f) indicates that such circumstances no longer exist; and, provided further, that if and to the extent that the value of retained interests in securitizations (including without limitation interest only strips, residuals and other similar types) equals or exceeds forty percent (40%) of the aggregate asset values used in determining the Asset Coverage Requirement, then such excess value shall not be included in the determination of the Asset Coverage Requirement."

           (b) To reflect the adjustments to the Applicable Rate provided for in the definition of Asset Coverage Values on Schedule II of the Credit Agreement, and to delete provision for a decrease in the Applicable Rate based on Borrower's debt rating as previously set forth therein,
Schedule II of the Credit Agreement is hereby modified, restated and replaced in its entirety by the Schedule II attached hereto as Exhibit D.

           (c) The definition of Applicable Rate is amended to include the following language at the end of such definition: "and on Schedule II."

      6. Warehouse Lines. Debt of Excluded Subsidiaries that meets all the requirements for a Warehouse Line under and as defined in the Credit Agreement may be included as a Warehouse Line. Accordingly, the phrase ", any Excluded Subsidiary" shall be inserted in the first clause of the definition of Warehouse Lines after the words "any Guarantor."

      7. Confidentiality of Borrower Information. To clarify that the Lenders' agreement with respect to confidentiality of Borrower information is not limited to financial data, the second sentence of Section 7.3 of the Credit Agreement, up to the proviso in that sentence, is hereby amended to read as follows:

     "Each Lender covenants and agrees to preserve the confidentiality of any data or information, financial or otherwise, concerning Borrower or any Affiliate of Borrower, or related to the businesses or operations of Borrower or any Affiliate of Borrower, with respect to which Borrower or any Affiliate of Borrower has (a) an obligation of confidentiality to a third party (to the extent such obligation has been disclosed to such Lender) or (b) informed such Lender of the confidential nature of the specific information, except to the extent such Lender is required to disclose such information pursuant to any applicable law, rule, regulation or order of any Governmental Authority;"

      8. Interest/Dividend Coverage Ratio. Section 8.3 of the Credit Agreement is amended to read in its entirety as follows:

           "Section 8.3. Interest/Dividend Coverage Ratio. Borrower shall not permit the Interest/Dividend Coverage Ratio to be less than (i) 1.50 to 1.00 from the Closing Date through December 30, 2000, and (ii) 1.75 to 1.00 from and after December 31, 2000."

      9.    Investments.   (a) Section 8.9(c) is amended  to  read  in  its
entirety as follows:

           "(c) Investments in Excluded Subsidiaries so long as the aggregate amount of such Investments does not exceed $75,000,000; provided, however, that if the following requirements with respect to a particular Excluded Subsidiary are satisfied, then Investments in such Excluded Subsidiary shall not be included for purposes of calculating the foregoing limitation:

                (i) (A) the applicable Excluded Subsidiary was established and is serving as a bankruptcy remote special purpose entity in connection with an asset financing of any kind (and no matter how such financing is treated under
          GAAP), and Borrower shall deliver to Administrative Agent upon request a copy of the non-consolidation opinion obtained in connection with the closing of such transaction evidencing such matter;

                     (B) such Excluded Subsidiary is not an operating entity;

                     (C) Borrower and all Guarantors, as applicable, have pledged or caused to be pledged to Administrative Agent on behalf of the Lenders in accordance with the Loan
          Documents (1) 100% of the ownership interests in such Excluded Subsidiary (including without limitation all stock or other shareholders' equity, partnership interests or beneficial trust interests) and (2) all retained and/or residual interests in such Excluded Subsidiary or from such financing transaction or any other rights to distributions or payments from such Excluded Subsidiary or such financing transaction (whether such rights are certificated, contractual rights to payment, retained ownership rights or otherwise) held by Borrower or any Guarantor, or held by any other Subsidiary of Borrower if and to the extent that such other Subsidiary is not prohibited from pledging the same as security for the obligations and such interests are not pledged as security for other Debt that is permitted under this Agreement, in each case such that Administrative Agent has a valid first priority perfected security interest therein on terms and subject to documentation acceptable to Administrative Agent; and

                     (D) the structure of the transaction is within customary market terms and the aggregate amount invested in such Excluded Subsidiary is limited to a reasonable and customary amount for the particular type of transaction, as determined by Administrative Agent in its sole and absolute discretion, and provided that Borrower has furnished to Administrative Agent all information regarding the transaction deemed necessary or appropriate by Administrative Agent to evaluate in making such determination, and Administrative Agent shall have five (5) Business Days from receipt of such information to respond to Borrower as to its determination regarding such transaction (Administrative Agent's failure to respond to Borrower within such response period being deemed satisfaction of the requirements of this subparagraph (D)); or

               (ii) the applicable Excluded Subsidiary is a Partially-Owned Subsidiary and all of the stock or other ownership interest of Borrower or any Subsidiary of Borrower in such Excluded Subsidiary has been pledged to Administrative Agent on behalf of the Lenders pursuant to a Pledge Agreement, such stock or other ownership interest gives the holder thereof a controlling interest in such entity, as determined by Administrative Agent in its sole and absolute discretion, and Administrative Agent in its sole and absolute discretion determines with respect to any Partially-Owned Subsidiary that Borrower's and each Guarantor's investment therein can be timely recovered in full by Borrower or such Guarantor or the loss of such investment will not materially adversely effect the financial condition of Borrower or such Guarantor;"

           (b) Section 8.9(e) is amended to read in its entirety as follows:

          "(e) Loans to any employees of Borrower or any Subsidiary of Borrower (i) to facilitate relocations, (ii) who are the former shareholders of MIC, in an aggregate amount not to exceed $17,000,000, evidenced by promissory notes that are due and payable in full on or before September 30, 1999, or, if the
     shares   of  stock  to  be  issued  as  consideration   to   such
     shareholders pursuant to the MIC Merger Agreement have not been issued, or cash consideration in lieu thereof has not been paid to such shareholders, on or before September 30, 1999, then on the date that such stock or cash consideration is given or paid, which promissory notes shall be in form and content acceptable to Administrative Agent, and with respect to which such loans Borrower or any Subsidiary of Borrower is entitled to an offset under the MIC Merger Agreement, and (iii) in addition to those permitted above, so long as the aggregate of such loans pursuant to this clause (iii) does not exceed $1,500,000."

      10. Definition of MIC Merger Agreement. The definition of "MIC Merger Agreement", as set forth in the Third Modification and incorporated into the Credit Agreement, is hereby amended to read as follows:

           "MIC Merger Agreement means the Agreement and Plan of Merger, dated July 14, 1998. by and among Borrower, MIC
     Acquisition, Inc., Mortgage Investors Corporation, William Edwards and certain other stockholders, as amended by the Amendment thereto dated March 31, 1999."

       11. Definition of Loan Documents. The definition of "Loan Documents", as defined in the Credit Agreement and as used in the Credit Agreement, the other Loan Documents and herein, shall be, and is hereby, modified to include this Modification Agreement and any and all documents executed in connection herewith.

       12. Conditions Precedent to this Modification Agreement. As conditions precedent to this Modification Agreement and the modifications to the Credit Agreement pursuant hereto and the consents granted hereunder, all of the following shall have been satisfied:

           (a) Borrower and the Guarantors (including all new Guarantors listed on any Supplement to Credit Agreement delivered pursuant to in
Section 12(d) below and any prior Supplements) shall have executed and delivered to Administrative Agent this Modification Agreement;

           (b) Borrower shall have delivered to Administrative Agent all corporate resolutions, consents, powers of attorney, certificates or documents as Administrative Agent may request relating to (i) the existence of Borrower, and (ii) the corporate and partnership authority for the execution and validity of this Modification Agreement, together with all other documents, instruments and agreements and any other matters relevant hereto or thereto, all in form and content satisfactory to Administrative Agent;

           (c) Borrower shall have paid all applicable amendment and other fees as agreed in connection with this Modification Agreement and the increase in the Revolving Commitment;

           (d) Borrower shall have caused to be executed and delivered to Administrative Agent a Supplement to the Loan Documents to add all Subsidiaries of Borrower, other than Excluded Subsidiaries, Foreign Subsidiaries and Investment Advisor Subsidiaries, as Guarantors under the
Guaranty Agreement, and as assigning or pledging parties under the Collateral Assignment, the Security Agreement and the Pledge Agreement, and Administrative Agent shall have received all such corporate existence and authority documentation, resolutions and other agreements, stock certificates and other equity ownership certificates, stock powers, financing statements, instruments and certificates as Administrative Agent shall reasonably require with respect to such additional Guarantors. Borrower shall also have caused to be executed and/or delivered to Administrative Agent such modifications to the Stock Pledge Agreement and such stock certificates of, or other evidences of equity interests in, the Excluded Subsidiaries (with stock powers as applicable) to effectively evidence and perfect the Lenders' security interests therein; and

          (e) Borrower shall have executed and delivered to Administrative Agent, for the benefit of the Revolving Lenders, an agreement, in form and content acceptable to Administrative Agent, pursuant to which Borrower irrevocably agrees to reduce the Revolving Commitment by an amount equal to or greater than $30,000,000.00, and to make any payments that may be required in connection with such reduction as provided in Section 3.6(c) of the Credit Agreement, on or before August 12, 2000.

      13. Reaffirmation of Debt and Liens. Borrower acknowledges and agrees that it is well and truly indebted to the Lenders pursuant to the terms of the Notes, the Credit Agreement and the other Loan Documents, as modified hereby, and that all liens and security interests securing the Obligations are and remain in full force and effect.

      14. Ratification. Except as otherwise expressly modified by this Modification Agreement, all terms and provisions of the Credit Agreement (as previously modified), the Notes, and the other Loan Documents shall remain unchanged and hereby are ratified and confirmed and shall be and shall remain in full force and effect, enforceable in accordance with their terms.

     15. Payment of Expenses. Borrower shall pay to Administrative Agent, on behalf of the Lenders, upon demand, the reasonable attorneys' fees and expenses of Administrative Agent's counsel and all filing and recording fees and other reasonable expenses incurred by Administrative Agent in connection with this Modification Agreement.

     16. Current Guarantors and Excluded Subsidiaries. Attached hereto as Exhibit B is a correct and complete list of each of the Subsidiaries of Borrower that are required to be "Guarantors" under the Credit Agreement and related Loan Documents as of the date hereof, indicating the initial Guarantors that executed the Credit Agreement and the additional Guarantors added by a Supplement to the Loan Documents. Attached hereto as Exhibit E is a replacement Schedule V to the Credit Agreement which lists all of the Excluded Subsidiaries as of the date hereof.

      17. Further Assurances. Borrower shall execute and deliver to Administrative Agent such other documents as may be necessary or as may be required, in the opinion of Administrative Agent and/or counsel to Administrative Agent, to effect the transactions contemplated hereby and to protect the Lenders' Liens and security interests, and the rights and remedies of Administrative Agent and/or the Lenders under the Loan Documents.

      18. Binding Agreement. This Modification Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto, and the Lenders, and their respective legal representatives, successors and assigns.

      19. Enforceability. In the event the enforceability or validity of any portion of this Modification Agreement, the Credit Agreement, the Notes, or any of the other Loan Documents is challenged or questioned, such provision shall be construed in accordance with, and shall be governed by, whichever applicable federal or New York law would uphold or would enforce such challenged or questioned provision.

      20. Choice of Law. THIS MODIFICATION AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT FEDERAL LAWS PREEMPT THE LAWS OF THE STATE OF NEW YORK.

      21. Counterparts. This Modification Agreement may be executed in multiple counterparts, all of which are identical, each of which shall be deemed an original, and all of which counterparts together shall constitute one and the same instrument.

      22. Entire Agreement. This Modification Agreement, the Credit Agreement and the Notes, together with the other Loan Documents, contain the entire agreements between the parties relating to the subject matter hereof and thereof and all prior agreements relative thereto which are not contained herein or therein are terminated.

      THIS  MODIFICATION  AGREEMENT  AND  THE  OTHER  WRITTEN  INSTRUMENTS,
AGREEMENTS  AND  DOCUMENTS EXECUTED IN CONNECTION  WITH  THIS  MODIFICATION
AGREEMENT, AND THE CREDIT AGREEMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      IN WITNESS WHEREOF, this Agreement is executed effective as of the date first written above.


                         BORROWER:

                         AMRESCO, INC., a Delaware corporation

                         By:
                              Thomas J. Andrus,
                              Senior Vice President and Treasurer

                         ADMINISTRATIVE AGENT:

                         BANK OF AMERICA, N.A., formerly NationsBank, N.A., a national banking association, as Administrative Agent for the Lenders

                         By:
                              Elizabeth Kurilecz,
                              Managing Director


                         ACKNOWLEDGED AND AGREED TO as of the
                         12th day of August, 1999, by:


GUARANTORS:

AFC EQUITIES INVESTORS, INC., f/k/a AFC EQUITIES, INC.
AFC EQUITIES MANAGEMENT, INC.
ALPINE, INC.
AMREIT HOLDINGS, INC.
AMREIT MANAGERS GP, INC.
AMRESCO ATLANTA INDUSTRIAL, INC.
AMRESCO BUILDERS GROUP, INC.
AMRESCO CAPITAL CONDUIT CORPORATION
AMRESCO CAPITAL LIMITED, INC.
AMRESCO CAPITAL, L.P.
AMRESCO CMF, INC.
AMRESCO COMMERCIAL FINANCE, INC.
AMRESCO CONSOLIDATION CORP.
AMRESCO EQUITY INVESTMENTS, INC.
AMRESCO EQUITY INVESTMENTS II, INC.
AMRESCO FINANCE AMERICA CORPORATION
AMRESCO FINANCIAL I, INC.
AMRESCO FINANCIAL I, L.P.
AMRESCO FUNDING CORPORATION
AMRESCO INDEPENDENCE FUNDING, INC.
AMRESCO-INSTITUTIONAL, INC.
AMRESCO INVESTMENTS, INC.
AMRESCO MANAGEMENT, INC.
AMRESCO MBS-II, INC.
AMRESCO MORTGAGE CAPITAL LIMITED-I, INC.
AMRESCO MORTGAGE SERVICES LIMITED, INC.
AMRESCO NEW ENGLAND, L.P.
AMRESCO NEW ENGLAND II, L.P.
AMRESCO NEW ENGLAND, INC.
AMRESCO NEW ENGLAND II, INC.
AMRESCO NEW HAMPSHIRE, INC.
AMRESCO NEW HAMPSHIRE, L.P.
AMRESCO OVERSEAS, INC.
AMRESCO PORTFOLIO INVESTMENTS, INC.
AMRESCO PRINCIPAL MANAGERS I, INC.
AMRESCO PRINCIPAL MANAGERS II, INC.
AMRESCO RESIDENTIAL CAPITAL MARKETS, INC.
AMRESCO RESIDENTIAL CREDIT CORPORATION
AMRESCO RESIDENTIAL MORTGAGE CORPORATION
AMRESCO RESIDENTIAL PROPERTIES, INC.
AMRESCO SERVICES, L.P.
AMRESCO VENTURES, INC.
AMRESCO 1994-N2, INC.
ASSET MANAGEMENT RESOLUTION COMPANY
BEI 1992 - N1, INC.
BEI 1993 - N3, INC.
BEI 1994 - N1, INC.
BEI MULTI-POOL, INC.
BEI PORTFOLIO INVESTMENTS, INC.
BEI PORTFOLIO MANAGERS, INC.
BEI REAL ESTATE SERVICES, INC.
BEI SANJAC, INC.
COMMONWEALTH TRUST DEED SERVICES, INC.
ENT MIDWEST, INC.
ENT NEW JERSEY, INC.
ENT SOUTHERN CALIFORNIA, INC.
EXPRESS FUNDING, INC.
FINANCE AMERICA CORPORATION
GRANITE EQUITIES, INC.
HOLLIDAY FENOGLIO FOWLER, L.P.
LIFETIME HOMES, INC.
MSPI, INC.
MORTGAGE INVESTORS CORPORATION
OAK CLIFF FINANCIAL, INC.
PRESTON HOLLOW ASSET HOLDINGS, INC.
QUALITY FUNDING, INC.
AMRESCO INSURANCE SERVICES, INC.
AFC EQUITIES, L.P.
AMREIT MANAGERS, L.P.
AMRESCO-MBS I, INC.
AMRESCO MORTGAGE CAPITAL, INC.
HF ACQUISITION SUB, INC.
AMRESCO RECEIVABLES MANAGEMENT CORP.
AMRESCO CONSUMER RECEIVABLES CORPORATION
AMRESCO CONSUMER INVESTMENTS, L.P.
AMRESCO CONSUMER ACQUISITIONS CORP.


            By:  AMRESCO, INC., a Delaware corporation, as agent
                 and attorney-in-fact

            By:
               Thomas J. Andrus,
               Senior Vice President and Treasurer



                               EXHIBIT A

                                SCHEDULE 1

                           LENDERS AND BORROWER

I.   LENDERS, AGENTS AND ARRANGERS

A.   ADMINISTRATIVE AGENT

Bank of America, N.A.
901 Main Street, 66th Floor
Dallas, Texas  75202
Attn: Elizabeth Kurilecz
Tel:  (214) 508-0975
Fax:  (214) 508-0604

B.   SYNDICATION AGENT

Credit Suisse First Boston
Eleven Madison Avenue, 20th Floor
New York, New York 10010-3629
Attn: Jay Chall
Tel: (212) 325-9010
Fax: (212) 325-8320

C.   ARRANGERS

Banc of America Securities LLC
901 Main Street, 66th Floor
Dallas, Texas 75202
Attn: Gary Kahn
Tel: (214) 508-3507
Fax: (214) 325-8320

Credit Suisse First Boston
Eleven Madison Avenue, 20th Floor
New York, New York 10010-3629
Attn: Jay Chall
Tel: (212) 325-9010
Fax: (212) 325-8320

C.   REVOLVING LENDERS:

Bank of America, N.A.
901 Main Street, 66th Floor
Dallas, Texas  75202
Attn: Elizabeth Kurilecz
Tel:  (214) 508-0975
Fax:  (214) 508-0604

Bank One, Texas, N.A.
c/o First National Bank of Chicago
One First National Plaza, Suite 0631
Chicago, Illinois 60670
Attn: Thomas T. Bower
Tel: (312) 732-6904
Fax: (312) 732-1775

Bank United
400 Colony Square
Suite 200
Atlanta, Georgia  30361
Attn: John D. West
Tel: (404) 877-9192
Fax: (404) 877-9195

Comerica Bank - Texas
8828 Stemmons, Suite 441
Dallas, Texas  75247
Attn: Donald P. Hellman
Tel: (214) 589-4419
Fax: (972) 263-9837

Credit Lyonnais, New York Branch
1301 6th Avenue
New York, New York 10019
Attn: Paul Connolly
Tel: (212) 261-3885
Fax: (212) 261-3401

Fleet Bank, N.A.
1185 Avenue of the Americas
16th Floor
New York, New York 10036
Attn: Edward Walsh
Tel: (860) 986-3784
Fax: (860) 986-7624

The Bank of New York
One Wall Street, 17th Floor
New York, NY  10286
Attn: Robert A. Tweed
Tel: (212) 635-6465
Fax: (212) 635-6468

LaSalle Bank National Association
135 South LaSalle Street
Chicago, Illinois  60603
Attn: Terry Keating
Tel: (312) 904-2689
Fax: (312) 904-2982

U.S. Bank National Association
601 2nd Avenue South
MPFP 0508
Minneapolis, Minnesota 55402-4302
Attn: John P. Crenshaw
Tel: (612) 973-0572
Fax: (612) 973-0826

Credit Suisse First Boston
Eleven Madison Avenue, 20th Floor
New York, New York 10010-3629
Attn: Jay Chall
Tel: (212) 325-9010
Fax: (212) 325-8320

Bear Stearns Investment Products, Inc.
245 Park Avenue, 4th Floor
New York, NY  10167
Attn: Mark A. Sorenson
Tel: (212) 272-7959
Fax: (212) 272-4844

Prudential Securities Credit Corp.
One Seaport Plaza
27th Floor
New York, NY  10292
Attn: Jeffrey French
Tel: (212) 214-7558
Fax: (212) 214-7678

Dresdner Bank AG,
New York & Grand Cayman Branches
75 Wall Street
New York, NY  10005
Attn: J. Curtin Beaudouin
Tel: (212) 429-2120
Fax: (212) 429-2524

PNC Bank, N.A.
500 West Jefferson Street
Suite 1100
Louisville, Ky  40202
Attn: Janice Bolling
Tel: (502) 581-3112
Fax: (502) 581-3844

Farallon Debt Investors I, LLC
c/o Farallon Capital Management, LLC
One Maritime Plaza, Suite 1325
San Francisco, California  94111
Attn:  Ms. Meridee Moore
       Ms. Kirsten Lynch
Tel: (415) 421-2132
Fax: (415) 421-2133

ING Baring (U.S.) Capital LLC
135 E. 57th Street, 6th Floor
New York, New York  10022
Attn:     Ms. Ann Sutton
Tel: (212) 409-1581
Fax: (212) 371-9295

D.   TERM LENDERS

The Bank of New York
One Wall Street, 17th Floor
New York, NY  10286
Attn: Robert A. Tweed
Tel: (212) 635-6465
Fax: (212) 635-6468

Allstate Life Insurance Company
3075 Sanders Road, Suite G3A
Northbrook, IL  60062-7127
Attn: Tom Napholz
Tel: (847) 402-7835
Fax: (847) 402-3092

KZH III LLC, f/k/a/
KZH Holding Corporation III
c/o The Chase Manhattan Bank
450 West 33rd Street - 15th Floor
New York, NY  10001
Attn: Virginia Conway
Tel: (212) 946-7575
Fax: (212) 946-7776

Tyler Trading
100 North Tryon Street
NCI-007-06-07
Charlotte, NC  28255
Attn: Kelly C. Walker
Tel: (704) 388-8943
Fax: (704) 388-0648

Strata Funding Ltd.
c/o Deutsche Morgan Grenfell (Cayman) Limited
P.O. 10184 GT, Elizabethan Square
Grand Cayman, Cayman Islands
Attn: Director
Tel: (345) 949-8244
Fax: (345) 949-8178

Ceres Finance Ltd.
c/o Deutsche Morgan Grenfell (Cayman) Limited
P.O. 10184 GT, Elizabethan Square
Grand Cayman, Cayman Islands
Attn: Director
Tel: (345) 949-8244
Fax: (345) 949-8178

Pacifica Partners I, L.P.
c/o Imperial Credit Asset Management
150 S. Rodeo Drive, Suite 230
Beverly Hills, CA  90212
Attn: Mike Bacevich
Tel: (310) 246-3726
Fax: (310) 777-3026

LaSalle Bank National Association
135 South LaSalle Street
Chicago, Illinois  60603
Attn: Terry Keating
Tel: (312) 904-2689
Fax: (312) 904-2982

Floating Rate Portfolio
c/o INVESCO Senior Secured Management, Inc.
1166 Avenue of the Americas, 27th Floor
New York, NY  10036-2789
Attn:  Peter C. Wollman
Tel: (212) 278-9647
Fax: (212) 278-9847



                                  Revolving Loan          Revolving
                               Commitment Amount       Loan   Percentage

 Revolving Lenders:
 Bank of America                   $75,000,000         14.08450704%
 Credit Suisse First Boston         56,250,000         10.56338028%
 U.S. Bank                          56,250,000         10.56338028%
 Bank One                           37,500,000          7.04225352%
 Bank United                        37,500,000          7.04225352%
 Fleet Bank                         37,500,000          7.04225352%
 Prudential Securities              37,500,000          7.04225352%
 LaSalle Bank National              45,000,000          8.45070423%
   Association
 Bank of  New York                  33,750,000          6.33802817%
 Dresdner Bank                      26,250,000          4.92957746%
 Comerica                           22,500,000          4.22535211%
 Bear Stearns                        7,500,000          1.40845070%
 Credit Lyonnais                    18,750,000          3.52112676%
 Farallon Debt Investors            14,250,000          2.67605634%
 PNC Bank                           11,250,000          2.11267606%
 ING Baring                         15,750,000          2.95774648%
   Total                          $532,500,000        100.00000000%




                                    Term Loan      Term Loan
                               Commitment Amount   Percentage
       Term Lenders:
       Pacifica Partners          $10,000,000   14.814815%
       Tyler Trading               $7,500,000   11.111111%
       Allstate Life               $7,500,000   11.111111%
        Insurance Company
       Allstate Life               $7,500,000   11.111111%
        Insurance Company
       KZH III LLC                 $5,100,000    7.555556%
       Bank of New York            $5,000,000    7.407407%
       Tyler Trading               $5,000,000    7.407407%
       LaSalle Bank National       $5,000,000    7.407407%
        Association
       Floating Rate Portfolio     $5,000,000    7.407407%
       Ceres                       $4,950,000    7.333333%
       Strata                      $4,950,000    7.333333%
       Total                      $67,500,000       100.0%




II.  BORROWER                      with copy to:

AMRESCO, INC.                      AMRESCO, INC.
700 N. Pearl Street                700 N. Pearl Street
Suite 2400                         Suite 2400
Dallas, Texas  75201-7424          Dallas, Texas  75201-7424
Attn:  Treasurer                   Attn:  General Counsel
Fax No.:  (214) 953-7828           Fax No.:  (214) 953-7757

EXHIBIT B

                    GUARANTOR SUBSIDIARIES OF BORROWER
                           AS OF AUGUST 12, 1999


INITIAL GUARANTORS ON CREDIT AGREEMENT 8/12/98:

AFC EQUITIES INVESTORS, INC., f/k/a AFC EQUITIES, INC.
AFC EQUITIES MANAGEMENT, INC.
ALPINE, INC.
AMREIT HOLDINGS, INC.
AMREIT MANAGERS GP, INC.
AMRESCO ATLANTA INDUSTRIAL, INC.
AMRESCO BUILDERS GROUP, INC.
AMRESCO CAPITAL CONDUIT CORPORATION
AMRESCO CAPITAL LIMITED, INC.
AMRESCO CAPITAL, L.P.
AMRESCO CMF, INC.
AMRESCO COMMERCIAL FINANCE, INC.
AMRESCO CONSOLIDATION CORP.
AMRESCO EQUITY INVESTMENTS, INC.
AMRESCO EQUITY INVESTMENTS II, INC.
AMRESCO FINANCE AMERICA CORPORATION
AMRESCO FINANCIAL I, INC.
AMRESCO FINANCIAL I, L.P.
AMRESCO FUNDING CORPORATION
AMRESCO INDEPENDENCE FUNDING, INC.
AMRESCO-INSTITUTIONAL, INC.
AMRESCO INVESTMENTS, INC.
AMRESCO MANAGEMENT, INC.
AMRESCO MBS-II, INC.
AMRESCO MORTGAGE CAPITAL LIMITED-I, INC.
AMRESCO MORTGAGE SERVICES LIMITED, INC.
AMRESCO NEW ENGLAND, L.P.
AMRESCO NEW ENGLAND II, L.P.
AMRESCO NEW ENGLAND, INC.
AMRESCO NEW ENGLAND II, INC.
AMRESCO NEW HAMPSHIRE, INC.
AMRESCO NEW HAMPSHIRE, L.P.
AMRESCO OVERSEAS, INC.
AMRESCO PORTFOLIO INVESTMENTS, INC.
AMRESCO PRINCIPAL MANAGERS I, INC.
AMRESCO PRINCIPAL MANAGERS II, INC.
AMRESCO RESIDENTIAL CAPITAL MARKETS, INC.
AMRESCO RESIDENTIAL CREDIT CORPORATION
AMRESCO RESIDENTIAL MORTGAGE CORPORATION
AMRESCO RESIDENTIAL PROPERTIES, INC.
AMRESCO SERVICES, L.P.
AMRESCO VENTURES, INC.
AMRESCO 1994-N2, INC.
ASSET MANAGEMENT RESOLUTION COMPANY
BEI 1992 - N1, INC.
BEI 1993 - N3, INC.
BEI 1994 - N1, INC.
BEI MULTI-POOL, INC.
BEI PORTFOLIO INVESTMENTS, INC.
BEI PORTFOLIO MANAGERS, INC.
BEI REAL ESTATE SERVICES, INC.
BEI SANJAC, INC.
COMMONWEALTH TRUST DEED SERVICES, INC.
ENT MIDWEST, INC.
ENT NEW JERSEY, INC.
ENT SOUTHERN CALIFORNIA, INC.
EXPRESS FUNDING, INC.
FINANCE AMERICA CORPORATION
GRANITE EQUITIES, INC.
HOLLIDAY FENOGLIO FOWLER, L.P.
LIFETIME HOMES, INC.
MSPI, INC.
MORTGAGE INVESTORS CORPORATION
OAK CLIFF FINANCIAL, INC.
PRESTON HOLLOW ASSET HOLDINGS, INC.
QUALITY FUNDING, INC.
AMRESCO INSURANCE SERVICES, INC.
WHITE ROCK INVESTMENTS, INC.


ADDITIONAL GUARANTORS BY SUPPLEMENT DATED 2/28/99:

AFC EQUITIES, L.P.
AMREIT MANAGERS, L.P.
AMRESCO-MBS I, INC.
AMRESCO MORTGAGE CAPITAL, INC.
HF ACQUISITION SUB, INC.


ADDITIONAL GUARANTORS BY SUPPLEMENT DATED MAY 31, 1999:

AMRESCO RECEIVABLES MANAGEMENT CORP.
AMRESCO CONSUMER RECEIVABLES CORPORATION
AMRESCO CONSUMER INVESTMENTS, L.P.
AMRESCO CONSUMER ACQUISITIONS CORP.

EXHIBIT C

     SCHEDULE IV
     ASSET COVERAGE REQUIREMENT

 Assets                                 Balance        Less      Pledged                     Net
                                         Sheet                    Assets     Advance %   Asset Values
                                                                (a)-(b)=(c)     (d)       (c x d=e)
  Cash and Equivalents                                                            0%
  Accounts Receivable (net of reserves)
  Management Contracts                                                           85%
  AMRESCO CAPITAL TRUST Stock held                                               50%(g)
  Loans held for sale, net
   Residential Mortgage - Originated                                            100%
   Residential Mortgage - Wholesale                                              95%
   Residential Mortgages - Impaired                                              80%
   Residential Mortgage - FHA/VA                                                 98%
   Commercial Mortgage                                                           95%
   Commercial Mortgage - FNMA                                                    99%
   Commercial Finance - Small Business                                           95%
   Commercial Finance - Franchise                                                98%
   Commercial Finance - Construction                                             95%
   Commercial Finance - Guarantied                                               98%
   Commercial Finance - SBA Non-
       Guarantied                                                                75%
   Commercial Finance - Telecapital                                              85%
  Loans, net
   Residential Mortgage                                                         100%
   Commercial Mortgage - Servicing
     Advances                                                                    90%
   Commercial Finance - Real Estate                                              85%
 Structure Finance
   Commercial Finance - Builders Group                                           85%
   Commercial Finance - BLD                                                      85%
   Commercial Finance - SBA Guarantied                                           98%
   Commercial Finance - SBA Non-Guarantied                                       75%
   Commercial Finance - Telecapital                                              85%
   Corporate and Other                                                           85%
   CMBS Servicing Strips                                                          0%
  Investments in purch. loan and
   other asset port.
   Loan portfolios
      Foreign                                                                     0%
      Domestic                                                                   85%
   Real Estate
      Foreign                                                                     0%
      Domestic                                                                   85%
   Partnerships and joint ventures                                               70%
  Asset backed and other securities
   available for sale                                                            75%
  Retained interests in
  securitizations-trading
   Residential Mortgage                                                          70%
   Nim                                                                           25%
   Commercial Lending Corporation                                                85%
  New Asset Pool (f)                                                             50%
  Premises and equipment, net of
  acc. depreciation                                                              50%
  Other Assets                                                                    0%
  Intangible Assets                                                               0%
  Deferred Income Taxes                                                           0%
  Total Asset Values


(a)  Value of Borrower's assets per balance sheet
(b) Assets pledged under other credit facilities or not subject to prior perfected security interest securing Credit Facilities
(c) Balance sheet value less assets pledged under other facilities or not subject to prior perfected security interest securing Credit Facilities
(d)  Advance rate applied
(e)  Value of assets securing Credit Facilities times Advance Percentage
(f) An advance rate of 50% will be applied to any new asset class; provided that (i) the total value related to new asset classes included in the calculation of the Asset Coverage Requirement shall be the lesser of $100,000,000 or an amount equal to 10% of the total "Pledged Assets" value included in such calculation, and (ii) Borrower shall be entitled to add a new class of assets with a higher advance rate than 50%, by delivering a written request for such approval to Administrative Agent and the Lenders so long as such request is not refused by the Required Lenders within thirty (30) days of receipt of such request (the addition of any new class shall be effective, if no objection is raised, on the first reporting date after the expiration of such thirty day period)
(g)  0% until 1/1/99

EXHIBIT D



       COMMITMENT FEE PERCENTAGE; LIBOR MARGIN; LETTER OF CREDIT FEES

1.If the Asset Coverage Ratio is equal to or greater than 1.40 to 1.00:

             Ratio of Total
          Consolidated Debt
          Less Outstanding                     Commitment      Letter of
        Balance of Warehouse      LIBOR          Fee           Credit Fee
  TIERS  Lines to Borrower's      Margin                     Percentages
          Consolidated Net                     Percentages
               Worth*

    I       Greater than or   (a) 237.5 b.p.    37.5 b.p.       237.5 b.p
           equal to 2.50X
                              (b) 337.5 b.p.

   II       Greater than or   (a) 212.5 b.p.    25.0 b.p.       212.5 b.p
         equal to 1.50X but
           less than 2.50X
                              (b) 312.5 b.p.

   III     Greater than or    (a) 200.0 b.p.   25.0 b.p.       200.0 b.p
         equal to 1.00X but
           less than 1.50X
                              (b) 300.0 b.p.

   IV      Less than 1.00X    (a) 187.5 b.p.   25.0 b.p.       187.5 b.p

                              (b) 287.5 b.p.




(a) - The LIBOR Margin for the Revolving Credit Facility.
(b) - The LIBOR Margin for the Term Facility.
     *   -           The  calculation  of  the applicable  ratio  of  Total
          Consolidated Debt less outstanding balance of Warehouse Lines to Borrower's Consolidated Net Worth shall be made and effective on the first day of the calendar month in which Administrative Agent receives the quarterly financial statements and related officer's certificate required to be delivered by Borrower pursuant to
          Section 7.2 (b) and (c) showing that such adjustment is appropriate (except that with respect to any Adjusted LIBOR Rate or Competitive Bid Loan then in effect, such change shall occur at the end of the applicable Interest Period or maturity as to the related Advance, LIBOR Rate Portion or Competitive Bid Loan).


2.If the Asset Coverage Ratio is less than 1.40 to 1.00:


             Ratio of Total
          Consolidated Debt
          Less Outstanding                     Commitment       Letter of
        Balance of Warehouse      LIBOR           Fee           Credit Fee
  TIERS  Lines to Borrower's      Margin                        Percentages
          Consolidated Net                     Percentages
               Worth*
    I      Greater than or    (a) 275.0 b.p.   37.5 b.p.       275.0 b.p
           equal to 2.50X
                              (b) 375.0 b.p.

   II      Greater than or    (a) 250.0 b.p.   25.0 b.p.       250.0 b.p
         equal to 1.50X but
           less than 2.50X
                              (b) 350.0 b.p.

   III    Greater than or     (a) 237.5 b.p.   25.0 b.p.       237.5 b.p
         equal to 1.00X but
          less than 1.50X
                              (b) 337.5 b.p.

   IV     Less than 1.00X     (a) 225.0 b.p.   25.0 b.p.       225.0 b.p

                              (b) 325.0 b.p.



(a) - The LIBOR Margin for the Revolving Credit Facility.
(b) - The LIBOR Margin for the Term Facility.
(c) - The Commitment Fee for the Long Term Revolving Facility
     *   -           The  calculation  of  the applicable  ratio  of  Total
          Consolidated Debt less outstanding balance of Warehouse Lines to Borrower's Consolidated Net Worth shall be made and effective on the first day of the calendar month in which Administrative Agent receives the quarterly financial statements and related officer's certificate required to be delivered by Borrower pursuant to
          Section 7.2 (b) and (c) showing that such adjustment is appropriate (except that with respect to any Adjusted LIBOR Rate or Competitive Bid Loan then in effect, such change shall occur at the end of the applicable Interest Period or maturity as to the related Advance, LIBOR Rate Portion or Competitive Bid Loan).


3.Increase in Applicable Rate.  Notwithstanding anything to the contrary in this Schedule II, the Agreement or any other Loan Document, (i) if and to the extent that the value of retained interests in securitizations (including without limitation interest only strips, residuals and other similar items) is equal to or greater than thirty percent (30%), but less than or equal to thirty-five percent (35%), of the aggregate asset values used in determining the Asset Coverage Requirement, and any such excess value is a necessary component of the Asset Coverage Requirement to support the aggregate outstanding principal balances of the Credit Facilities and the Letter of Credit Exposure (less "Cash and Equivalents" securing the "Credit Facilities" in the amount shown in the Pledged Assets column on the monthly report delivered pursuant to
  Section 7.1(f)), then the Applicable Rate shall automatically be increased by one quarter of one percent (.25%), and (ii) if and to the extent that the value of retained interests in securitizations (including without limitation interest only strips, residuals and other similar items) is greater than thirty-five percent (35%) of the aggregate asset values used in determining the Asset Coverage Requirement, and any such excess value is a necessary component of the Asset Coverage Requirement to support the aggregate outstanding principal balances of the Credit Facilities and the Letter of Credit Exposure (less "Cash and Equivalents" securing the "Credit Facilities" in the amount shown in the Pledged Assets column on the monthly report delivered pursuant to
  Section 7.1(f)), then the Applicable Rate shall automatically be increased by an additional one quarter of one percent (.25%) (for a total increase of one-half of one percent (.50%)), in each case such adjustment to remain in effect until such time as the monthly report calculating the Asset Coverage Requirement delivered pursuant to Section 7.1(f) indicates that such circumstances no longer exist.

                                 EXHIBIT E

                                             [As of August 12, 1999]
                                SCHEDULE V
                        List of Excluded Subsidiaries

      Subsidiary                   Type      Net           Total       Total
                                            Worth         Capital     Assets
                                                         Invested
  AMRESCO Leasing Corporation       PO      $           $             $
  AMRESCO Residential
  Securities Corporation            SPV
  AMRESCO Securities Inc.           Broker/
                                    Dealer
  AMRESCO Advisors, Inc.            Invest-
                                    ment Ad.
  AMRESCO - MBS III, Inc.           SPV
  AFBT - I, LLC                     PO
  AFBT - II, LLC                    PO
  AMRESCO Builders Funding Corp.    SPV
  11 South LaSalle, LLC             PO
  Noble Building Investors, LLC     PO
  Oakmont Land Three, L.P.          PO
  ACLC Funding Corp.                SPV
  CLC Funding Corp.                 SPV
  AMRESCO Securitized Net
  Interest Margin Trust 1999-1      SPV
  AMRESCO Funding Trust I           SPV
  Independence Funding Holding
  Corporation                       SPV
  Independence Funding Holding
  Company, L.L.C.                   SPV
  AMRESCO Commercial Mortgage
  Funding I Corporation             SPV
  AMRESCO Bureaus Investors, L.P.   PO
  AMRESCO RMBS I, Inc.              SPV
  AMRESCO LTD Investors, L.P.       PO
  AMRESCO Builders Financing Corp.  SPV
  ACFI Funding Corp.                SPV    ________  _________   _________

  Total                                    $          $           $

PO - Partially Owned
SPV - Bankruptcy Remote Special Purpose Entity